                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                October 17, 2003


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)


           Louisiana                        1-12227                      72-1106167
-------------------------------   --------------------------   ---------------------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
        incorporation)

                  4171 Essen Lane, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

         On October 17, 2003, The Shaw Group Inc. issued a press release that is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

                  99.1. Press Release dated October 17, 2002 - The Shaw Group Inc. Announces $200 Million Equity Offering.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE SHAW GROUP INC.
                                        (Registrant)

Date: October 17, 2003              By:
                                       -----------------------------------------
                                        Robert L. Belk, Executive Vice President
                                        and Chief Financial Officer



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


                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                                October 17, 2003

    Exhibit Number               Description                                    Page No.
    --------------               -----------                                    --------
         99.1                    Press Release dated October 17, 2003 -
                                 The Shaw Group Inc. Announces $200
                                 Million Equity Offering



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